                                  EXHIBIT 10.92

                              SPECTRAN CORPORATION
                 SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.
                        SPECTRAN SPECIALTY OPTICS COMPANY
                         APPLIED PHOTONIC DEVICES, INC.

                                       TO

                         FLEET NATIONAL BANK, AS TRUSTEE


                              ---------------------
                          PATENT COLLATERAL ASSIGNMENT
                              ---------------------


                          DATED AS OF DECEMBER 1, 1996

                          PATENT COLLATERAL ASSIGNMENT

      PATENT COLLATERAL ASSIGNMENT (as may be amended, restated or otherwise modified from time to time, this "AGREEMENT"), dated as of December 1, 1996, among each of SPECTRAN CORPORATION (together, with its successors and assigns, the "COMPANY"), a Delaware corporation, SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and APPLIED PHOTONIC DEVICES, INC., a Delaware corporation (all of the foregoing (other than the Company), together with their respective successors and assigns, referred to herein, individually, as a "GUARANTOR," and, collectively, as the "GUARANTORS;" the Company and the Guarantors being collectively referred to herein as the "OBLIGORS"), and FLEET NATIONAL BANK, a national banking association, as security trustee under a certain Trust Indenture (as may be amended, restated or otherwise modified from time to time, the "TRUST INDENTURE"), dated as of the date hereof, among the Obligors, Fleet National Bank (in its capacity as such security trustee, and together with any successor or co-security trustee that becomes such in accordance with the provisions of the Trust Indenture, the "TRUSTEE") and the other parties signatory thereto.

1.    PRELIMINARY STATEMENTS

      1.1 The Liens granted herein to the Trustee by each of the Obligors are for the ratable benefit of the Beneficiaries, as provided in the Trust Indenture.

      1.2 The Trustee is to act as trustee on behalf of the Beneficiaries in accordance with the terms of the Trust Indenture and the other Security Documents.

      1.3 All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Obligors necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.    INTERPRETATION OF THIS AGREEMENT

      2.1   TERMS DEFINED.

      As used in this Agreement, the following terms have the respective meanings set forth below or provided for in the section or other part of this Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or, if not defined herein, then as defined in the Trust Indenture.

      AGREEMENT, THIS -- introductory sentence.

      BANK AGREEMENT -- has the meaning specified in the Trust Indenture.

      BANK LENDER -- has the meaning specified in the Trust Indenture.

      BENEFICIARY -- has the meaning specified in the Trust Indenture


SPECTRAN CORPORATION                 1              PATENT COLLATERAL ASSIGNMENT

                                             2. INTERPRETATION OF THIS AGREEMENT


      CODE -- means the Uniform Commercial Code as in effect from time to time in any specified or applicable jurisdiction.

      COLLATERAL -- Section 3.

      COMPANY -- the introductory sentence.

      EVENT OF DEFAULT -- has the meaning specified in the Trust Indenture.

      GUARANTORS -- introductory sentence.

      LENDING DOCUMENTS -- has the meaning specified in the Trust Indenture.

      LIEN -- has the meaning specified in the Security Agreement.

      OBLIGORS -- introductory sentence.

      PATENTS -- means and includes:

            (a) all foreign and United States (including, without limitation, each individual state thereof) patents, letters patent and patent applications and registrations and general intangibles of like nature, and all improvements to each of the foregoing, including, without limitation, those listed on Schedule A and those further provided for in Section 4.3, and any and all rights pertaining to any of the foregoing;

            (b) all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits); all general intangibles associated with any of the foregoing, including, without limitation, all goodwill associated with the foregoing and with the business of the Obligor to which the foregoing relates;

            (c) the right to sue for past, present and future infringements, all rights corresponding thereto; and

            (d) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

      PERSON -- means an individual, a partnership, a corporation, a trust, a limited liability company, an unincorporated organization, or a government or agency or political subdivision thereof.

      SECURED OBLIGATIONS -- has the meaning specified in the Trust Indenture.

      SECURITY AGREEMENT -- means that certain Security Agreement, dated as of the date hereof, among each of the Obligors and the Trustee, together with any acknowledgements and agreements delivered in connection therewith, as the same may be amended, restated, modified or supplemented from time to time.


SPECTRAN CORPORATION                 2              PATENT COLLATERAL ASSIGNMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

      SECURITY DOCUMENTS -- has the meaning specified in the Trust Indenture.

      SUBSIDIARY -- has the meaning specified in the Trust Indenture.

      TRUST INDENTURE -- introductory sentence.

      TRUSTEE -- introductory sentence.

      2.2   HEADINGS; INDEPENDENT CONSTRUCTION.

            (a) SECTION HEADINGS ETC. The titles of the Sections of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Indenture as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules, Exhibits and Attachments are, unless otherwise specified, references to Annexes, Schedules, Exhibits and Attachments attached to this Agreement.

            (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      2.3   SEPARATE AGREEMENTS.

      Notwithstanding that this Agreement is among each of the Obligors and the Trustee, this Agreement shall be construed and interpreted as a separate Agreement between each Obligor, respectively, and the Trustee, and any whole or partial invalidity of this Agreement in respect of any Obligor shall not have any effect on the validity or enforceability of this Agreement as among each other Obligor, respectively, as the case may be, and the Trustee.

      2.4   PARTIAL INVALIDITY.

      The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

      2.5   GOVERNING LAW.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE LIENS IN AND TO THE COLLATERAL ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.


SPECTRAN CORPORATION                 3              PATENT COLLATERAL ASSIGNMENT

                                                   3. GRANT OF SECURITY INTEREST


3.    GRANT OF SECURITY INTEREST

      As security for the payment by each Obligor of the Secured Obligations and the performance by such Obligor of its other obligations and undertakings under this Agreement and under the other Lending Documents, each Obligor does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Trustee in and to all Patents in which such Obligor has any right title or interest, in each case, whether presently existing or hereafter acquired (all such Property collectively referred to as "COLLATERAL").

4.    REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING PATENTS

      4.1   PATENTS, ETC.

      Each Obligor represents, warrants and covenants that:

            (a) Schedule A completely and accurately lists all Patents in which such Obligor has any right, title or interest as of the date of its execution and delivery of this Agreement and describes the nature of the interest and all sub-licenses and other interests granted by such Obligor in such Patent;

            (b) the Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

            (c) each of the Patents (and the Obligors license therein, as the case may be) is valid and enforceable;

            (d) such Obligor has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants that will enable it to comply with the covenants herein contained.

      4.2   NO INCONSISTENT AGREEMENTS.

      Until all of the Secured Obligations shall have been satisfied in full and no Bank Lender is obligated to make a further advance under the Bank Agreement, no Obligor will, without the Trustee's prior written consent, enter into any agreement (including, without limitation, a license agreement) that is inconsistent with such Obligor's obligations under this Agreement.

      4.3   AFTER-ACQUIRED PATENTS SUBJECT TO THIS AGREEMENT.

            (a) If while any Secured Obligation is outstanding or any Bank Lender is obligated to make an advance under the Bank Agreement, any Obligor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent, letter patent or patent application or registration for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the


SPECTRAN CORPORATION                 4              PATENT COLLATERAL ASSIGNMENT

                 4. REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING PATENTS


      same shall automatically be deemed subject to this Agreement and included within the term "Patent," and such Obligor shall give to the Trustee prompt notice thereof in writing.

            (b) Each Obligor grants the Trustee a power-of-attorney, irrevocable so long as any Secured Obligations remain outstanding or any Bank Lender is obligated to make any advance under the Bank Agreement, to modify this Agreement from time to time by amending Schedule A (without requirement of any consent or further action on the part of any Obligor) to include any future Patents to which any Obligor shall have any right, title or interest.

      4.4   LICENSE.

      Unless and until there shall have occurred and be continuing an Event of Default, the Trustee hereby grants to each Obligor the exclusive, nontransferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents for such Obligor's own benefit and account and for no other. Each Obligor agrees that it will not, without the prior written consent of the Majority Beneficiaries, sell or assign its interest in, or grant any sublicense under, the license granted to such Obligor in this Section.

      4.5   PATENT APPLICATIONS; ENFORCEMENT RIGHTS.

      Each Obligor shall have the duty to prosecute diligently any patent application of the Patents, pending as of the date of this Agreement or thereafter until the Secured Obligations shall have been paid in full and no Bank Lender is obligated to make a further advance under the Bank Agreement, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents. Any expenses incurred in connection with such an application shall be borne by such Obligor. No Obligor shall abandon any right to file a patent application, or any pending patent application or patent without the consent of the Trustee. Each Obligor shall further enter into such agreements with its employees, and take such other reasonable measures, as are necessary to insure that such Obligor shall have and enjoy all rights to apply for, register and use, subject to
Section 4.3, patents with respect to patentable inventions invented by such employees in the ordinary course of their employment; provided, that the Obligors may fairly compensate such employees for having invented such inventions.

      4.6   FURTHER ASSURANCES.

      So long as any of the Secured Obligations shall be outstanding or any Bank Lender is obligated to make an advance under the Bank Agreement, each Obligor, at its own expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, agreements, assignments and assurances as may be necessary or appropriate (and, in any event, as may be reasonably requested by the Trustee):

            (a) to preserve and continue in force each of the patent applications, letters patent and patents contained in the Patents and to pay any and all fees and expenses


SPECTRAN CORPORATION                 6              PATENT COLLATERAL ASSIGNMENT

                 4. REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING PATENTS


      in connection therewith (including, without limitation, payment of such maintenance fees, if any, as may be imposed by the United States Patent and Trademark Office); and

            (b) to subject to this Agreement, and to preserve, continue and protect the Lien of this Agreement on, and the rights of the Trustee in and to, the Patents, including, without limitation, any Patents acquired after the date of this Agreement (as set forth in Section 4.3), except in the case of a Patent that, in the reasonable judgment of the Company and subject to the prior written consent of the Trustee, has either lost its strategic value, or the cost of maintenance of which outweighs its benefit to the Company.

      4.7   CERTAIN ACTIONS PERMITTED.

      Notwithstanding Section 4.3 and Section of this Agreement, each Obligor may

            (a) license to any other Obligor, and license, in the ordinary course of its business, solely to purchasers of its fiber optic cable and other fiber optic products or to a third party in connection with an agreement for the distribution or sale of such Obligor's products (which distribution agreement may be on an exclusive basis in a given territory) or with an agreement to develop a product that when developed and sold in the ordinary course of business will result in revenue to such Obligor, the nonexclusive right to use such products, and

            (b) grant technology licenses or sublicenses to the extent permitted by the other Lending Documents.

5.    DEFAULTS -- REMEDIES

      5.1   DEFAULT REMEDIES.

            (a) All of the Trustee's rights and remedies with respect to the Patents, whether established hereby or by the Security Agreement, or by any other agreement or by law, shall be cumulative and may be exercised singularly or concurrently. Without limiting the foregoing, this Agreement is executed in furtherance of, and supplementary to, the provisions of the Security Agreement, the terms and conditions of which are incorporated hereby as if set forth in full herein. In the event any provision of the Security Agreement conflicts with any provision of this Agreement, the provisions of the Security Agreement shall prevail and this Agreement shall be deemed to have been modified to the extent necessary to conform to the provisions of the Security Agreement.

            (b) If an Event of Default exists, the Trustee may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies conferred in this Agreement, in the Security Agreement or in any other Lending Document, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement, in the Security Agreement or in


SPECTRAN CORPORATION                 6              PATENT COLLATERAL ASSIGNMENT

                                                         5. DEFAULTS -- REMEDIES


      any other Lending Document or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Trustee. Without limiting the generality of the foregoing, if an Event of Default exists and is continuing, the Trustee may immediately terminate the license granted to any Obligor pursuant to Section 4.4 to use the Patents, and, without demand of performance and without other notice (except as set forth in clause (c) below), or demand whatsoever to such Obligor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in the Commonwealth of Massachusetts or elsewhere, the whole or from time to time any part of the Patents, or any interest that any or all of the Obligors may have therein.

            (c) Each Obligor and the Trustee agree that ten (10) days' notice to the Obligors of any public or private sale or other disposition of the Patents shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Trustee shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by each Obligor. The Trustee shall have the right to bid at any such sale on behalf of any one or more of the Beneficiaries (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied in the manner set forth in the Trust Indenture.

            (d) If any Event of Default exists, the Trustee shall have the right, but shall in no way be obligated to, bring suit in its own name to enforce the Patents and any license thereunder, in which event each Obligor shall at the request of the Trustee do any and all lawful acts and execute any and all proper documents reasonably required by the Trustee in aid of such enforcement, and each Obligor shall promptly, upon demand, reimburse and indemnify the Trustee for all reasonable costs and expenses incurred by the Trustee in the exercise of its rights under this Section 5.1(d).

            (e) The Obligors jointly and severally will pay to the Trustee all reasonable expenses (including court costs and attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Patents including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Patents and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of the Patents.

      5.2   OTHER ENFORCEMENT RIGHTS.

      The Trustee may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Patents or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.


SPECTRAN CORPORATION                 7              PATENT COLLATERAL ASSIGNMENT

                                                         5. DEFAULTS -- REMEDIES


      5.3   APPLICATION OF PROCEEDS.

      The proceeds of any exercise of rights with respect to the Patents, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Trust Indenture. If there is a deficiency, the Obligors jointly and severally shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Trustee.

6.    MISCELLANEOUS

      6.1   COMMUNICATIONS.

      All communications under this Agreement shall be in writing and shall be made to the Persons and addresses, and in the manner, provided in the Trust Indenture.

      6.2   WAIVER AND AMENDMENT.

      No provision of this Agreement will be waived, amended, modified or supplemented except by a written instrument executed by the Obligors and the Trustee in accordance with the Trust Indenture.

      6.3   SURVIVAL.

      All warranties, representations, certifications and covenants made by the Obligors in this Agreement and in the other Lending Documents or in any certificate or other document or instrument delivered by it or on behalf of it under this Agreement or any other Lending Document shall be considered to have been relied upon by the Trustee and each holder of the Secured Obligations and shall survive the delivery to each holder of Secured Obligations of any instrument or other document evidencing the same regardless of any investigation made by the Trustee, any of the Beneficiaries or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Obligors under this Agreement. This Agreement shall be binding upon the Obligors and inure to the benefit of and be enforceable by the Trustee and the Beneficiaries.

      6.4   SUCCESSORS AND ASSIGNS.

      Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements in this Agreement contained by or on behalf of any of the Obligors, or by or on behalf of the Trustee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.


SPECTRAN CORPORATION                 8              PATENT COLLATERAL ASSIGNMENT

                                                                6. MISCELLANEOUS


      6.5   ADDITIONAL PARTIES.

      Any Person which becomes a Subsidiary after the Closing Date and which is required, pursuant to the Trust Indenture or any other Lending Document, to become a party to this Agreement shall execute and deliver a duplicate original of this Agreement and, upon acceptance thereof by the Trustee, such Subsidiary shall become an "Obligor" under this Agreement for all purposes and shall be deemed to have made the covenants and agreements of each Obligor set forth herein as of the date of the execution and delivery of such acknowledgment and agreement (including, without limitation, the grant of the security interest contained in Section 3) and shall comply with all other obligations to be performed by an Obligor party hereto.

      6.6   SUBJECT TO TRUST INDENTURE.

      Any and all rights granted to the Trustee under this Agreement are to be held and exercised by the Trustee as trustee for the benefit of the Beneficiaries, pursuant to the provisions of the Trust Indenture. To the extent set forth in the Lending Documents and any other document or instrument creating or evidencing any Secured Obligation, each of the Beneficiaries shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights and indemnities granted to the Trustee under this Agreement, are created and granted subject to, and in furtherance (and not in limitation) of, the terms of the Trust Indenture. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any Person other than the Obligors, the Beneficiaries and the Trustee any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provision herein contained, and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Obligors, the Beneficiaries and the Trustee.

      6.7   TERM OF AGREEMENT.

      This Agreement shall be and remain in full force and effect until terminated in accordance with the Trust Indenture; provided, that all indemnities of the Obligors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

      6.8   ENTIRE AGREEMENT.

      This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

      6.9   EXECUTION IN COUNTERPART.

      This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each


SPECTRAN CORPORATION                 9              PATENT COLLATERAL ASSIGNMENT

                                                                6. MISCELLANEOUS


set of counterparts which, collectively, show execution by each party to this Agreement shall constitute one duplicate original.

           [Remainder of page blank.  Next page is signature page.]


SPECTRAN CORPORATION                10              PATENT COLLATERAL ASSIGNMENT

      IN WITNESS WHEREOF, each Obligor has caused this Agreement to be executed by an authorized officer, and Fleet National Bank, as Trustee, has caused this Agreement to be executed by an authorized officer, all as of the day and year first above written.

Signed, sealed and delivered        SPECTRAN CORPORATION
in the presence of:

/s/  Brian M. Hand                  By  /s/  Bruce A. Cannon
-----------------------------       -----------------------------
Name:  Brian M. Hand                    Name:  Bruce A. Cannon
                                        Title: Secretary

/s/  Ellen M. Grace
-----------------------------
Name:  Ellen M. Grace
                                    SPECTRAN COMMUNICATION FIBER
                                    TECHNOLOGIES, INC.

/s/  Brian M. Hand                  By  /s/  Bruce A. Cannon
-----------------------------       -----------------------------
Name:  Brian M. Hand                    Name:  Bruce A. Cannon
                                        Title: Secretary

/s/  Ellen M. Grace
-----------------------------
Name:  Ellen M. Grace
                                    SPECTRAN SPECIALTY OPTICS COMPANY

/s/  Brian M. Hand                  By  /s/  Bruce A. Cannon
-----------------------------       -----------------------------
Name:  Brian M. Hand                    Name:  Bruce A. Cannon
                                        Title: Secretary

/s/  Ellen M. Grace
-----------------------------
Name:  Ellen M. Grace

                                    APPLIED PHOTONIC DEVICES, INC.

/s/  Brian M. Hand                  By  /s/  Bruce A. Cannon
-----------------------------       -----------------------------
Name:  Brian M. Hand                    Name:  Bruce A. Cannon
                                        Title: Secretary

/s/  Ellen M. Grace
-----------------------------
Name:  Ellen M. Grace


SPECTRAN CORPORATION                PATENT COLLATERAL ASSIGNMENT

STATE OF CONNECTICUT                )
                                    )  SS.
COUNTY OF HARTFORD                  )


      On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and acknowledged that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/Lori Bridwell
                                          ------------------------------------
                                          Notary Public in and for the
                                          County of Hartford,
                                          State of Connecticut
                                          My Commission Expires: Nov. 30, 2000
                                          [SEAL]




STATE OF CONNECTICUT                )
                                    )  SS.
COUNTY OF HARTFORD                  )


      On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of APPLIED PHOTONIC DEVICES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/Lori Bridwell
                                          -------------------------------------
                                          Notary Public in and for the
                                          County of Hartford,
                                          State of Connecticut
                                          My Commission Expires: Nov. 30, 2000
                                          [SEAL]


SPECTRAN CORPORATION                                PATENT COLLATERAL ASSIGNMENT

STATE OF HARTFORD                   )
                                    )  SS.
COUNTY OF HARTFORD                  )

      On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of SPECTRAN CORPORATION, a Delaware corporation, and acknowledged that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/Lori Bridwell
                                          --------------------------------------
                                          Notary Public in and for the
                                          County of Hartford,
                                          State of Connecticut
                                          My Commission Expires: Nov. 30, 2000
                                          [SEAL]




STATE OF CONNECTICUT                )
                                    )  SS.
COUNTY OF HARTFORD                  )

      On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/Lori Bridwell
                                          --------------------------------------
                                          Notary Public in and for the
                                          County of Hartford,
                                          State of Connecticut
                                          My Commission Expires: Nov. 30, 2000
                                          [SEAL]



SPECTRAN CORPORATION                                PATENT COLLATERAL ASSIGNMENT

                                        FLEET NATIONAL BANK, as Trustee


/s/   Ellen M. Grace                    By /s/ Michael Quaile
-----------------------------           ---------------------------------
Name: Ellen M. Grace                    Name:  Michael Quaile
                                        Title: Corporate Trust Officer

/s/   David Silber
-----------------------------
Name: David Silber

STATE OF CONNECTICUT                )
                                    )  SS.
COUNTY OF HARTFORD                  )


      On December 23, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Michael T. Quaile, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Corporate Trust Officer of FLEET NATIONAL BANK, a national banking association, and acknowledged that such national banking association executed the same as security trustee thereunder.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/Lori Bridwell
                                          --------------------------------------
                                          Notary Public in and for the
                                          County of Hartford,
                                          State of Connecticut
                                          My Commission Expires:
                                          [SEAL]


                                                        [SEAL]



SPECTRAN CORPORATION                                PATENT COLLATERAL ASSIGNMENT

                    Schedule A to Patent Collateral Assignment

       PATENTS, LETTERS PATENT AND PATENT APPLICATIONS AND REGISTRATIONS

See attached list.

                                 PATENT REPORT
-------------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                                UNITED KINGDOM

Owner: SPECTRAN CORPORATION

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat No.: 2186072     JANUARY 31, 1986   Expires: JANUARY 31, 2006    PATENTED
  App No.: 8602464.3   JANUARY 31, 1986
                                          Ref: 003585-0002-002
-------------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                                        FRANCE

Owner: SPECTRAN CORPORATION

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat No.: 8601457     FEBRUARY 03, 1986   Expires: FEBRUARY 03, 2006   PATENTED
  App No.: 8601457     FEBRUARY 03, 1986
                                          Ref: 003585-0002-004
-------------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                                        SWEDEN

Owner: SPECTRAN CORPORATION

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat No.: 8600433-0   JANUARY 31, 1986   Expires: JANUARY 31, 2006    PATENTED
  App No.: 8600433-0   JANUARY 31, 1986
                                          Ref: 003585-0002-016

                       JAEGER, Raymond E. ASLAMI, Mohd
-------------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                                 UNITED STATES

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat No.: 4,550,281   MARCH 17, 1987                                  PATENTED
  App No.: 08/624,355  JUNE 25, 1984
                                          Ref: 003585-0002-999
-------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
HIGH TENSILE STRENGTH OPTICAL FIBER                                UNITED STATES

   Inventors - JAEGER, RAYMON E.; ASLAMI, MOHD
Pat No: 4,660,928       APRIL 28, 1987                                  PATENTED
App No: 05/653,113      SEPTEMBER 21, 1984
                                                Ref: 003585-0004-999

--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                       UNITED KINGDOM

Owner: SPECTRAN CORPORATION

   Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
Pat No: 2188073         JANUARY 31, 1986   Expires: JANUARY 31, 2006    PATENTED
App No: 8602465.0       JANUARY 31, 1986
                                                Ref: 003585-0005-002

--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                              FRANCE

Owner: SPECTRAN CORPORATION

   Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
Pat No: 8601458         FEBRUARY 31, 1986  Expires: FEBRUARY 03, 2006   PATENTED
App No: 8601458         FEBRUARY 31, 1986
                                                Ref: 003585-0005-004

--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                              SWEDEN

Owner: SPECTRAN CORPORATION

   Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
Pat No: 8600434-8       FEBRUARY 31, 1986  Expires: JANUARY 31, 2006   PATENTED
App No: 8600434-8       FEBRUARY 31, 1986
                                                Ref: 003585-0005-016

                        JAEGER Raymond E. ASLAMI, Mohd
--------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                       UNITED STATES

        Inventors - JEAGER RAYMOND E.; ASLAMI, MOHD
    Pat No: 4,701,614   OCTOBER 20, 1987                               PATENTED
    App No: 05/624.259  JUNE 25, 1984
                                                Ref: 003585-0005-999
-------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                     CANADA

Owner: SPECTRAN CORPORATION

        Inventors - RAYCHAUDMURI, SATYABRATA; SCHULTZ, PETER C.
    Pat No: 1,295,892   FEBRUARY 18, 1992  Expires: FEBRUARY 18, 2009  PATENTED
    App No: 532.631     MARCH 20, 1987
                                                Ref: 003585-0020-001
-------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                             UNITED KINGDOM

Owner: SPECTRAN CORPORATION

        Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
    Pat No: G80301030 MARCH 31, 1987 Expires: MARCH 31, 2007 PATENTED App No: 57903021.1 MARCH 31, 1987
Basic App: PCT/US87/00733 MARCH 31, 1986        Ref: 003585-0020-002
-------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                    GERMANY

Owner: SPECTRAN CORPORATION

        Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
    Pat No: DE0301030 MARCH 31, 1987 Expires: MARCH 31, 2007 PATENTED App No: 87903021.1 MARCH 31, 1987
Basic App: PCT/US87/00733 MARCH 31, 1986        Ref: 003585-0020-003
-------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                     FRANCE

Owner: SPECTRAN CORPORATION

        Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
    Pat No: FR0301030   MARCH 31, 1987     Expires: MARCH 31, 2007     PATENTED
    App No: 87903021.1  MARCH 31, 1987
Basic App: PCT/US87/00733 MARCH 31, 1986        Ref: 003585-0020-004
-------------------------------------------------------------------------------

                              PATENT REPORT
_______________________________________________________________________________

HERMETIC COATING FOR OPTICAL FIBER                                       BRAZIL

Owner: SPECTRAN CORPORATION

      Inventors -- RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat No:
  App No: PIE707655   MARCH 31, 1987                                    PENDING
Basic App: PCT/US87/00733                               Ref: 003685-0020-037


HERMETIC COATINGS FOR OPTICAL FIBERS                                     TAIWAN
_______________________________________________________________________________

Owner: SPECTRAN CORPORATION

       Inventors -- RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat No :NI-35477    DECEMBER 11, 1989   Expires: DECEMBER 11, 2004   PATENTED
  App No .76-101935   APRIL 08, 1987
                                                        Ref: 003585-0020-185

_______________________________________________________________________________
HERMETIC COATINGS FOR OPTICAL FIBERS                       EUROPEAN PATENT CONV.

Owner: SPECTRAN CORPORATION

      Inventors -- RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat No :0301103C    MARCH 31, 1987      Expires: MARCH 31, 2007       PATENTED
  App No:87903C21.1   MARCH 31, 1987
Basic App:PCT/US87/00733        MARCH 31, 1986          Ref: 003585-0020-227

_______________________________________________________________________________

HERMETIC COATING FOR OPTICAL FIBER AND PRODUCT                    UNITED STATES

      Inventors -- SCHULTZ, PETER C.; RAYCHAUDHURI, SATYABRATA
  Pat No :4,735,358   APRIL 03, 1989                                   PATENTED
  App No:08/846,331   MARCH 31, 1986
                                                        Ref: 003585-0020-395

_______________________________________________________________________________

PRESSURE OR STRAIN SENSITIVE OPTICAL FIBER                               CANADA

Owner: SPECTRAN CORPORATION

       Inventors -- LEVIN, PHILIP S.; SVETAKA, PATRICE A.
  Pat No .1,304,243   JUNE 30, 1992       Expires: JUNE 30,2009        PATENTED
  App No: 551,402     NOVEMBER 09, 1987
                                                        Ref: 003585-0022-001

_______________________________________________________________________________

                              PATENT REPORT
________________________________________________________________________________

PRESSURE OR STRAIN SENSITIVE OPTICAL FIBER                                TAIWAN

Owner: SPECTRAN CORPORATION

      Inventors -- LEVIN, PHILIP S.; SVETAKA, PATRICE A.
  Pat No :NI-34110       OCTOBER 01, 1989   Expires: OCTOBER 01, 2004   PATENTED
  App No: 77-100108      JANUARY 08, 1988
                                            Ref: 003585-0022-185
________________________________________________________________________________

PRESSURE SENSITIVE OPTICAL FIBER                                   UNITED STATES

      Inventors -- LEVIN, PHILIP S.; SVETAKA, PATRICE A.
  Pat No :4,770,492      SEPTEMBER 13, 1988                             PATENTED
  App No: 06/924093      OCTOBER 28, 1986
                                            Ref: 003585-0022-599

________________________________________________________________________________

COMPOSITE CAPILLARY TUBE STRUCTURE AND METHOD OF FORMING           UNITED STATES

      Inventors -- JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat No :4,812,344      MARCH 14, 1989                                 PATENTED
  App No:07/173,952      MARCH 28, 1988
                                            Ref: 003585-0023-999
________________________________________________________________________________

OXIDE COATINGS FOR FLUORIDE GLASS                                         CANADA

Owner: SPECTRAN CORPORATION

      Inventors -- VACHA, LUBOS J. B.; MOYNIHAN, CORNELIUS T.;
                   SCHULTZ, PETER C.
  Pat No :1,323,222      OCTOBER 19, 1993   Expires: OCTOBER 19, 2010   PATENTED
  App No:572,088         JULY 14, 1988
                                            Ref: 003585-0024-001

________________________________________________________________________________

                                 PATENT REPORT
-------------------------------------------------------------------------------
OXIDE COATINGS FOR FLUORIDE GLASS                                 UNITED STATES

    Inventors - VACHA LOBOS J. B.; MOYNIHAN, CORNELIUS T.;
    SCHULTZ, PETER C.
  Pat No: 4,883,339     NOVEMBER 28, 1989                              PATENTED
  App No: 07/074,646    JULY 17, 1987

                                                Ref: 003585-0024-999

-------------------------------------------------------------------------------
HERMETIC COATINGS FOR NON-SILCA BASED OPTICAL FIBERS              UNITED STATES

    Inventors - VACHA, LOBOS J. B.; SCHULTZ, PETER C.; MOYNIHAN,
    CORNELIUS T.; RAYCHAUDHURI, SATYABRATA; CADIEN, KEN C.;
    MOSSADECH, REZA; HARRISON, BARRY B.
  Pat No: 4,874,222     OCTOBER 17, 1989                               PATENTED
  App No: 07/160,545    FEBRUARY 25, 1988

                                                Ref: 003586-0025-999

-------------------------------------------------------------------------------
CVD TORCH                                                         UNITED STATES

    Inventor - LEVIN, PHILIP S.
  Pat No: 4,863,102     SEPTEMBER 05, 1989                             PATENTED
  App No: 07/272,281    DECEMBER 19, 1988

                                                Ref: 003585-0036-999

-------------------------------------------------------------------------------
OXIDE COATINGS FOR FLUORIDE GLASS                                 UNITED STATES

    Inventors - VACHA, LOBOS J. B.; MOYNIHAN, CORNELIUS T.;
    SCHULTZ, PETER C.
  Pat No: 4,938,662     JULY 03, 1990                                  PATENTED
  App No: 07/379,847    JULY 14, 1989

                                                Ref: 003585-0038-999

-------------------------------------------------------------------------------
COMPOSITION HAVING IMPROVED OPTICAL QUALITIES                            CANADA

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

    Inventor - SKUTNIK, BOLESH J.
  Pat No: 1,221,797     MAY 12, 1987       Expires: MAY 12, 2004       PATENTED
  App No: 472,370       JANUARY 18, 1985

                                                Ref: 003585-0051-001

-------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
FLUOROACRYLATES HAVING IMPROVED OPTICAL QUALITIES                     AUSTRALIA

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

   Inventor - SKUTNIK, BOLESH J.
Pat No: 569145          MARCH 08, 1985    Expires: MARCH 08, 2006       PATENTED
App No: 39659/85        MARCH 08, 1985
                                                Ref: 003585-0051-007;

--------------------------------------------------------------------------------
COMPOSITION HAVING IMPROVED OPTICAL QUALITIES                      UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

   Inventor - SKUTNIK, BOLESH J.
Pat No: 4,511,209       APRIL 15, 1985     Expires: APRIL 16, 2002      PATENTED
App No: DE/572.397      JANUARY 20, 1984
                                                Ref: 003585-0051-999;

--------------------------------------------------------------------------------
FIBER OPTIC COUPLER                                                       CANADA

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

   Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
Pat No: 1,287,763       AUGUST 20, 1991    Expires: AUGUST 20, 2008     PATENTED
App No: 543,354         JULY 30, 1987
                                                Ref: 003585-0052-001;

--------------------------------------------------------------------------------
FIBER OPTIC COUPLER                                                      GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

   Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
Pat No: DE3751674       JULY 31, 1987      Expires: JULY 31, 2007       PATENTED
App No: 87306838.1      JULY 31, 1987
                                                Ref: 003585-0052-003

--------------------------------------------------------------------------------
FIBER OPTIC COUPLER                                        EUROPEAN PATENT CONV.

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

   Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
Pat No: 0271177         JULY 31, 1987      Expires: JULY 31, 2007       PATENTED
App No: 87306838.1      JULY 31, 1987
                                                Ref: 003585-0052-227;

--------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
OPTICAL FIBER COUPLER                                             UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
  Pat No.: 4,784,452   NOVEMBER 15, 1988  Expires: NOVEMBER 15, 2005   PATENTED
  App No.: 06/992.799  AUGUST 01, 1986
                                          Ref: 003585-0052-999;
-------------------------------------------------------------------------------
ANGLED INPUT FIBER FACE                                                GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
  Pat No.:                             Expires: OCTOBER 10, 2010 FILED WAIT EXAM
  App No.: P4032184.3  OCTOBER 10, 1990
                                       Ref: 003585-0053-003;
-------------------------------------------------------------------------------
ANGLED INPUT FIBER FACE                                                 FRANCE

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
  Pat No.: 9012701   OCTOBER 15, 1990    Expires: OCTOBER 15, 2010    PATENTED
  App No.: 9012701   OCTOBER 15, 1990
                                         Ref: 003585-0053-004;
-------------------------------------------------------------------------------
ANGLED INPUT FIBER FACE                                                  JAPAN

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
  Pat No.:                          Expires: OCTOBER 16, 2010 FILED WAIT EXAM
  App No.: 2-275471  OCTOBER 16, 1990
                                         Ref: 003585-0053-012;
-------------------------------------------------------------------------------
ANGLED OPTICAL FIBER INPUT END FACE AND METHOD FOR                UNITED STATES
DELIVERING ENERGY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
  Pat No.: 4,993,691  FEBRUARY 25,1991   Expires: FEBRUARY 26, 2008   PATENTED
  App No.: 07/42/,877  OCTOBER 16, 1989
                                         Ref: 003585-0053-999;
-------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
CLEAVING TOOL FOR OPTICAL FIBERS                                  UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

    Inventor - VINES, JOSEPH J.
Pat No: 5.108.021      APRIL 28, 1992   Expires:  APRIL 28, 2009       PATENTED
App No: 07/575.979     AUGUST 31, 1990
                                                  Ref: 003585-0054-953:
-------------------------------------------------------------------------------
FIBER OPTIC DIFFUSER TIP                                                GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

    Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT C.; LUTZEN, JON A.; DE CARLO, MICHAEL G.
Pat No:                                 Expires:  NOVEMBER 30, 2014     PENDING
App No: P4442523.6     NOVEMBER 30, 1994
                                                 Ref: 003585-0053-003
-------------------------------------------------------------------------------
FIBER OPTIC DIFFUSER TIP                                                  JAPAN

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

     Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT C.; LUTZEN, JON A.; DE CARLO, MICHAEL G.
Pat No:                                 Expires:  DECEMBER 31, 2004     PENDING
App No: 6-309328       DECEMBER 13, 1994
                                                Ref: 003585-0055-012
-------------------------------------------------------------------------------
FIBER OPTIC DIFFUSER TIP                                          UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

     Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT C.; LUTZEN, JON A.; DE CARLO, MICHAEL G.
Pat No: 5.373,571     DECEMBER 13, 1994   Expires: DECEMBER 13, 2011   PATENTED
App No: 08/053,193    MARCH 16, 1993
                                               Ref: 003585-0055-999:
-------------------------------------------------------------------------------
OPTICAL FIBER CABLE CONNECTOR ASSEMBLY                                  GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

     Inventors - REID, ROBERT A.; LUTZEN, JON A.; MONTGELAS, RUDOLPH A.
Pat No:                      Expires:  NOVEMBER 30, 2014        FILED WAIT EXAM
App No: P4442524.4     NOVEMBER 30, 1994
                                               Ref: 0003526-0055-003.
-------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
OPTICAL FIBER CABLE CONNECTOR ASSEMBLY                                    JAPAN

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

    Inventors - REID, ROBERT A.; LUTZEN, JON A.; MONTGELAS, RUDOLPH A.
Pat No:                          Expires:  NOVEMBER 30, 2014    FILED WAIT EXAM
App No: 6-297560    NOVEMBER 30, 1994
                                       Ref: 003685-0056-012
-------------------------------------------------------------------------------
OPTICAL FIBER CABLE CONNECTOR ASSEMBLY                            UNITED STATES

Owner:  SPECTRAN SPECIALTY OPTICS COMPANY

    Inventors - REID, ROBERT A.; LUTZEN, JON A.; MONTGELAS, RUDOLPH A.
Pat No: 5,455,880     OCTOBER 03, 1995    Expires:  DECEMBER 01, 2013  PATENTED
App No: 08/159,832    DECEMBER 01, 1993
                                       Ref: 003585-0056-999
-------------------------------------------------------------------------------
COATING COMPOSITIONS                                                     CANADA

Owner:  SPECTRAN SPECIALTY OPTICS COMPANY

    Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
Pat No: 1,307,071   SEPTEMBER 01, 1992   Expires:  SEPTEMBER 01, 2009  PATENTED
App No: 545,139     AUGUST 24, 1987
                                      Ref: 003585-0059-001
-------------------------------------------------------------------------------
COATING COMPOSITIONS                                             UNITED KINGDOM

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

    Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
Pat No: 2209034     AUGUST 25, 1987      Expires: AUGUST 25, 2007      PATENTED
App No: 8719985.7   AUGUST 25, 1987
                                      Ref: 003585-0059-002
-------------------------------------------------------------------------------
COATING COMPOSITIONS                                                     FRANCE

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

    Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
Pat No: 8712288      SEPTEMBER 04, 1987   Expires:  SEPTEMBER 04, 2007  PATENTED
App No: 8712288      SEPTEMBER 04, 1987
                                     Ref: 003585-0055-004
-------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
COATING COMPOSITIONS FOR OPTICAL FIBERS                           UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

     Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
Pat No: 4,707,078     NOVEMBER 17, 1987   Expires: NOVEMBER 17, 2004   PATENTED
App No: 08/722,828    APRIL 12, 1985
                                           Ref: 003585-0053-999
-------------------------------------------------------------------------------
OPTICAL FIBER AND METHOD OF PRODUCING SAME                                JAPAN

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

     Inventor - SARKAR, ARNAB
Pat No: 2519728       AUGUST 06, 1985    Expires: AUGUST 06, 2005      PATENTED
App No: 60-171925     AUGUST 06, 1985
                                           Ref: 003585-0060-012
-------------------------------------------------------------------------------
OPTICAL FIBER AND METHOD OF PRODUCING SAME                        UNITED STATES

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

     Inventor - SARKAR, ARNAB
Pat No: 4,599,098    JULY 08, 1986   Expires:  JULY 08, 2003           PATENTED
App No: 08/579,496   FEBRUARY 13, 1984
                                          Ref: 003585-0060-999
-------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES AND WAVEGUIDES MADE THEREBY          JAPAN

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

     Inventor - SARKAR, ARNAB
Pat No:                              Expires:  JANUARY 30, 2007         PENDING
App No: 62-018760       JANUARY 30, 1987
                                           Ref: 003585-0061-012
-------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES                              UNITED STATES

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

     Inventor - SARKAR, ARNAB
Pat No: 5,028,246      JULY 02, 1991     Expires: JULY 02, 2008        PATENTED
App No: 07/308,886     FEBRUARY 08, 1989
                                           Ref: 003585-0061-999
-------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
OPTICAL WAVEGUIDES HAVING REDUCED BENDING LOSS AND METHOD OF      UNITED STATES
MAKING THE SAME
Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

        Inventor - DABBY, FRANKLIN W.
Pat No: 5,175,785   DECEMBER 29, 1992   Expires:  DECEMBER 29, 2009  PATENTED
App No.07/894,652   MARCH 02, 1991
                                                  Ref: 003585-0062-999:
-------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES AND WAVEGUIDES MADE          UNITED STATES
THEREBY
Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

        Inventor - MERRITT, TREVOR
Pat No: 5,318,511   JUNE 07, 1994       Expires:  JUNE 07,2011         PATENTED
App No.07/851,489   MARCH 13, 1992
                                                  Ref: 003585-0063-999:
-------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES                              UNITED STATES

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

        Inventor - SARKAR, ARNAB
Pat No: 5,384,430   NOVEMBER 15, 1994   Expires:  NOVEMBER 15, 2011   PATENTED
App No.08/002,077   JANUARY 08, 1993
                                                  Ref: 003585-0064-999:
                                                                Archive: 11,595
-------------------------------------------------------------------------------
OPTICAL FIBER CLADDING                                                   CANADA
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - SKUTNIK, BOLESH J.
Pat No: 1,221,795   MAY 12, 1987          Expires:  MAY 12, 2004       PATENTED
App No.422,209      FEBRUARY 23, 1983
                                                  Ref: 003585-0065-001:
-------------------------------------------------------------------------------
COATING COMPOSITION                                                     FRANCE
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

Inventor - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
Pat No:                        Expires:  SEPTEMBER 04, 2007     FILED WAIT EXAM
App No.9215010     SEPTEMBER 04, 1987
                                                  Ref: 003585-0066-004:
-------------------------------------------------------------------------------

                                 PATENT REPORT
------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES AND WAVEGUIDES MADE                 JAPAN
THEREBY

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
  Pat No:                                 Expires: JANUARY 14, 2013    PENDING
  App No: 5-21868      JANUARY 14, 1993

                                                   Ref: 003585-0065-012:
------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES                             UNITED STATES

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
  Pat No: 5,558,693   SEPTEMBER 24, 1996  Expires: SEPTEMBER 24, 2013 PATENTED
  App No: 08/319,394  OCTOBER 06, 1994

                                                   Ref: 003585-0070-999
------------------------------------------------------------------------------
METHOD OF MAKING OPTICAL WAVEGUIDES AND WAVEGUIDES MADE          UNITED STATES
THEREBY

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.
       Inventor - SARKAR, ARNAB
  Pat No:                                                              PENDING
  App No: 08/475,545  JUNE 06, 1995

                                                   Ref: 003585-0071-999
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FIBER OPTIC DIFFUSER TIP                                         UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY
       Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT C.; LUTZEN, JON A.; DE CARLO, MICHAEL G.
  Pat No:                                                              REISSUE
                      AUGUST 08, 1995

                                                   Ref: 003585-0072-999
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METHOD OF MAKING AN OPTICAL FIBER PREFORM                        UNITED STATES


       Inventors - WU, FENGOING; HURETA, AURELIA
  Pat No:                                                              UNFILED



                                                   Ref: 003585-0079-999
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                                      -13-

In addition, the Company holds the following material licenses:

        1. License Agreement, dated January 1, 1991, by and between the Company and Corning, Inc. The license expires upon expiration of all subject patents.

        2. License Agreement, dated February 1, 1983, by and between the Company and Corning Glass Works. The license expires upon expiration of all subject patents.

        3. Patent License Agreement, dated August 15, 1981, by and between the Company and Western Electric Company, Incorporated. The license with respect to each subject patent expires upon expiration of such patent.

        4. Agreement, dated January 21, 1985, by and between the Company and Aetna Communications Laboratories. The license expires upon the transfer of the subject patents and related technology to the Company.

        5. License Agreement, dated October 31, 1983, by and between the Company and Gulf & Western Manufacturing Company. The license expires upon expiration of all subject patents.

        6. License Agreement between Sumitomo Electric Industries, Ltd. ("Sumitomo") and Ensign-Bickford Optics Company ("EBOC") dated November 1, 1990 (assigned to SpecTran Specialty Optics Company), Supplemental Agreement between Sumitomo and EBOC dated November 1, 1990 and Amendment to License Agreement between SpecTran Specialty Optics Company ("SSOC") and Sumitomo dated November 1, 1995. The license expires on April 12, 2005.

        7. License Agreement between EBOC and Toray Industries, Inc. dated September 1, 1986 (assigned to SSOC) and Amendment to License Agreement between Toray Industries and SSOC dated August 30, 1996. The license has a term of eight years.

        8. License Agreement between EBOC and Asahi Glass Co., Ltd. dated March 15, 1993 (assigned to SSOC). The license expires upon expiration of all subject patents.

        9. License Agreement between Lightwave Technologies, Inc. and Sumitomo dated July 7, 1987.* The license terminates upon expiration of all subject patents.

        10. License Agreement between Lightwave Technologies, Inc. and Polaroid Corporation dated March 31, 1984 (assigned to Ensign-Bickford Optical Technologies, Inc.).* The license has no specified expiration date; however, royalty payments thereunder ceased in 1992.

* These agreements were assigned by Lightwave Technologies, Inc. to Ensign-Bickford Optical Technologies, Inc. ("EBOT") as part of EBOT's acquisition of Lightwave and were subsequently transferred by EBOT to Cal Optics, Inc., a company which was formed to facilitate the transaction under which the specialty fiber operations of EBOC was acquired by the Company. A wholly-owned subsidiary of the Company, EBOT Acquisition Corp., purchased the stock of Cal Optics, Inc. EBOT Acquisition Corp and Cal Optics, Inc. were subsequently merged into the Company. The agreements were subsequently assigned by the Company to SSOC as part of the Company's restructuring.